NASDAQ: SNTI | sentibio.com SENTI-202: Positive Preliminary Results in the Treatment of Relapsed/Refractory Hematologic Malignancies Including AML in Ongoing Phase 1 Trial (SENTI-202-101) April 28, 2025 Conference Call and Webcast

Forward Looking Statements This presentation contains forward-looking statements of Senti Biosciences, Inc. ("we," "us," "our”) within the meaning of the Private Securities Litigation Reform Act of 1995. Statements we make in this presentation may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “future,” “objective,” “opportunity,” “potential,” “proposed,” “targets,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements, including statements regarding attributes and benefits of our technology platform and of our product candidates, including their therapeutic potential; our cash runway; clinical trials, including trial design and endpoints, our ability to achieve such endpoints, our plans to transition our Phase 1 clinical trial of SNTI-202 to a pivotal study; and our manufacturing process and its potential benefits, reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. 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Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, the risk that results observed in studies of our product candidates, including preclinical studies and future clinical trials of any of our product candidates, will not be observed in ongoing or future studies involving these product candidates, the risk that we may cease or delay clinical development of any of our product candidates for a variety of reasons (including requirements that may be imposed by regulatory authorities on the initiation or conduct of clinical trials, the amount and type of data to be generated, or otherwise to support regulatory approval, difficulties or delays in subject enrollment and continuation in current and planned clinical trials, difficulties in manufacturing or supplying our product candidates for preclinical and clinical testing, and any adverse events or other negative results that may be observed during preclinical or clinical development), our ability to obtain, maintain and protect our intellectual property, our dependence on third parties for development and manufacture of product candidates, our ability to manage expenses and to obtain additional funding when needed to support our business activities and establish and maintain strategic business alliances and new business initiatives, the impacts of macroeconomic and geopolitical events, including various global conflicts, increasing rates of inflation and rising interest rates on business operations and expenses, and the risk that our product candidates may not produce therapeutic benefits or may cause other unanticipated adverse effects, as well as those set forth in the section titled “Risk Factors” of Senti Bio’s most recently filed periodic report, and other documents filed by Senti Bio from time to time with the SEC. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Trademarks This document contains references to trademarks, trade names and service marks belonging to other entities. Solely for convenience, trademarks, trade names and service marks referred to in this presentation may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable owner will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other entities’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entities. 2

Company Highlights

Potential best-in-class Logic-Gated cell therapy pipeline, initially targeting AML

Scalable **off-the-shelf** manufacturing process streamlines treatment

Gene Circuits platform provides blockbuster opportunity to **selectively and effectively target liquid and solid tumors while sparing healthy cells**

Platform technology can be utilized with both NK and T cell therapies

Lead program SENTI-202

First-in-Class Off-the-Shelf Logic-Gated Selective CD33 OR FLT3 NOT EMCN CAR NK Cell Therapy

- Demonstrated positive preliminary efficacy data in ongoing Phase 1 trial for treatment in R/R AML
- Dose finding completed, CR* and durability data presented at AACR 2025 along with correlative data supporting Logic Gating mechanism of action

Pipeline of NK and T cells for hard-to-treat cancers

Investment from Leading Healthcare Institutional Investors

NEA Celadon Partners leaps

*CR: Complete Remission

SENTI BIO 3

Logic Gates in Cell Therapy

Enable CAR-NK / CAR-T Cells to Address Broad Liquid and Solid Tumor Applications

Senti Bio's Logic Gate Approach


aCAR
SENTI-202
iCAR

SENTI-202 and Other Undisclosed Programs

Recognizes Multiple Antigen Targets

OR Gate (aCAR)
Kill if you see Antigens CD33 or FLT3

NOT Gate (iCAR)
Do Not Kill if you see Antigen EMCN even if you see CD33 or FLT3

Cancer Cells	Healthy Cells
KILL	PROTECT (DO NOT KILL)

Non-Logic Gate Approaches



Commercially approved CAR T cell therapies



Biologics (ADC/TCE)*

Recognize Single Antigen Target
Single Antigen Target may be found on both cancer and healthy cells

Cancer Cells	Healthy Cells
KILL	KILL

SENTI BIO

*ADC: antibody drug conjugate; TCE: T cell engagers

4

Acute Myeloid Leukemia (AML) Is an Aggressive Leukemia with Poor Prognosis

AML Estimated Disease Burden

- 20,800 newly diagnosed AML patients in US every year[1]
  - ~60% patients experience relapse or death within 12 months[2]

Relapsed/Refractory AML Patient Outcome



Median survival of 5.3 months[3]

5-year survival rate is 12.6%[3]

- Current standard of care responses[4,5]
  - CR rate ~15-25%
  - CR/CRh rate ~20-33%

Effective Anti-AML Therapies Need To:

1. Target heterogenous clones / leukemia stem cells (LSCs)[6]
   - To achieve deep / MRD negative CR
   - Leading to durable remissions / longer survival[4,6]
2. Selectively kill AML blasts and LSCs, and spare HSCs
   - To support normal blood cell count recovery
   - Leading to improved prognosis / longer survival[7]

SENTI BIO

CR: complete remission; CRh: complete remission with partial hematologic recovery; MRD: measurable residual disease; HSC: hematopoietic stem cell

[1]SEER 2024; [2]Tenold Frontiers in Oncology 2021; [3]Brandwein AJBR 2020; [4]Dohner Blood 2022; [5]USPI Idhifa, Xospata, Tibsovo; [6]Zeijlemaker Leukemia 2019; [7]Innes Blood 2018

5

SENTI-202:
Intelligently Designed CAR-NK May Overcome Limitations of Current Therapies Against AML



Bivalent CD33 and/or FLT3 activating CAR
Blast cell
CD33
Cancer cell killing
LSC
FLT3
aCAR
Endomucin inhibitory CAR to protect healthy cells
SENTI-202
iCAR
Healthy cell protection
FLT3
HSC
EMCN
CD33
Persistence, activation of CAR-NK and immune cells
Healthy NK cells from selected adult donors
Host immune cell
Calibrated release IL-15

SENTI-202 Gene Circuit Design

- **OR Logic Gate "Kills"** leukemia blasts and LSCs via CD33 OR FLT3 activating CAR (aCAR)
  - CD33 and/or FLT3 expressed in ~95% of AML patients with CD33 being predominantly expressed on bulk blasts and FLT3 on LSCs
- **NOT Logic Gate "Protects"** healthy HSC/HSPCs from 'off-tumor, on-target' effects
  - Protection of HSC/HSPCs via Endomucin (EMCN) inhibitory CAR (iCAR), even when they express CD33 and/or FLT3
  - EMCN found predominantly on healthy HSC/HSPC surface, rarely on AML blasts
- **Calibrated release IL-15 "Enhances"** SENTI-202 and host immune cell activity and persistence

SENTI-202 is designed to selectively kill both AML blasts and LSCs while protecting healthy HSC/HSPCs using its novel CD33 OR FLT3 NOT EMCN Logic-Gated gene circuit

SENTI BIO

LSC: Leukemia stem cell; HSC: hematopoietic stem cell; HSPC: hematopoietic stem and progenitor cell

6

SENTI-202 Scalable Manufacturing Process
Off-the-Shelf Allogeneic CAR-NK


Scalable Process
SENTI-202
1
Isolate from selected donors
Selected Donor
NK Cells
2
Engineer
Gene Circuit Engineered CAR-NK cells
Gene Circuit delivered through single transduction step
3
Expand
4
Cryopreserve and Store
Final product harvested and cryopreserved
1
Thaw and Infuse Off-the-Shelf
Patient
NK cells isolated from peripheral blood of selected donors
NK cells efficiently engineered with Gene Circuits
High post-thaw potency
Easy to thaw vials
Outpatient use potential

SENTI BIO

7

SENTI-202 Phase 1 Trial (SENTI-202-101) Design

A multicenter, multinational, open-label study (NCT06325748)

Key Eligibility Criteria

- ≥18 and <75 years
- ECOG 0-1
- R/R CD33 and/or FLT3 expressing heme malignancies
  - CD33+ by local assessment
- R/R AML (1-3 prior Rx)
- R/R MDS with increased blasts[1] (1-2 prior Rx)
- Must have received targeted agents if applicable mutations

Study Design

"3+3"

Dose finding followed by AML, MDS and other expansion cohorts at RP2D

Study Dosing

2 Dose Levels and 2 schedules planned

Opening dose cohort anticipated to be biologically active

Study Objectives

- Primary objective- safety and determination of MTD/RP2D
- DLT definition includes:
  - ≥ G3 non-hematologic toxicities
  - Prolonged G4 neutropenia /thrombocytopenia not due to underlying disease
- Other key objectives
  - Efficacy based on ELN 2022 criteria (AML)
  - MRD assessed per local standard of care
  - Pharmacokinetics (PK)
  - Pharmacodynamics (PDn) using CyTOF on serial BM samples

SENTI BIO

ECOG: European Cooperative Oncology Group; RP2D: recommended phase 2 dose; MTD: Maximum tolerated dose; DLT: dose limiting toxicity; G: Grade by CTCAE v5.0 and other applicable Grading systems; ELN: European LeukemiaNet; CyTOF: Cytometry by Time-of-Flight; BM: bone marrow

[1]Per WHO 2022 Classification;

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SENTI-202 Phase 1 Trial (SENTI-202-101) Dosing Schema- Preliminary RP2D Identified 28Day -7 to -3 0 7 14 SENTI-202 Dose Schedule Efficacy Assessment Multiple cycles allowed to achieve optimal response Lymphodepletion Fludarabine/Cytarabine (Ara-C) 28Day -7 to -3 0 3 7 10 14 Dose SCHEDULE I SCHEDULE II SENTI-202 Dose Levels Opening Dose Cohort was Anticipated to be Biologically Active Schedule I Dose Level 1, N = 3 No DLTs Schedule I Dose Level 2, N = 3 No DLTs Identified as preliminary RP2D based on totality of clinical data Schedule II Dose Level 1, N = 3 No DLTs Multi-Dose Cycle Dose Level CAR+ NK Cells/Dose 1 1 x 109 2 1.5 x 109 9

preliminary RP2D Study Enrolled a High-Risk R/R AML Population with Multiple Baseline Adverse Characteristics Data from an open clinical database of an ongoing study as of 7 Apr 2025 Baseline Characteristics Dose Level 1 Dose Level 2 All Patients N = 9Schedule I N = 3 Schedule II N = 3 Schedule I N = 3 Age, yr, median (range) 64 (26,72) 41 (36, 67) 63 (51, 69) 63 (26, 72) Male, n (%) 1 (33) 2 (67) 3 (100) 6 (67) AML, n (%) 3 (100) 3 (100) 3 (100) 9 (100) Years from AML diagnosis, median (range) 2.84 (0.5, 6.2) 0.49 (0.3, 0.8) 0.94 (0.5, 1.0) 0.75 (0.3, 6.2) Adverse risk by ELN 2022, n (%) 2 (67) 2 (67) 3 (100) 7 (78) Baseline bone marrow blasts, %, median (range) 20 (15, 69) 30 (18, 31) 45 (10, 93) 30 (10, 93) Baseline platelet count < 50 x 109/L , n (%) 0 (0) 2 (67) 2 (67) 4 (44) • Median of <1 yr from diagnosis to trial entry across all patients and in preliminary RP2D cohort • Majority of patients (all in preliminary RP2D cohort) with adverse risk genetics by ELN 2022 criteria 10 preliminary RP2D Study Subjects had Received Multiple Prior Therapies Data from an open clinical database of an ongoing study as of 7 Apr 2025; * Primary refractory defined as failure to achieve cCR or cCR lasting <3 mo with front-line therapy • Median of 2 lines before study entry overall and in preliminary RP2D cohort • All patients with previous chemotherapy exposure including fludarabine and/or cytarabine (4 received both) and majority with previous venetoclax exposure Prior Therapy Dose Level 1 Dose Level 2 All Patients N = 9Schedule I N = 3 Schedule II N = 3 Schedule I N = 3 Number of prior lines, median (range) 1 (1,1) 2 (1, 2) 2 (2, 3) 2 (1,3) Chemotherapy, n(%) 3 (100) 3 (100) 3 (100) 9 (100) Fludarabine and/or Ara-C, n (%) 3 (100) 3 (100) 3 (100) 9 (100) Anthracycline, n (%) 3 (100) 2 (67) 3 (100) 8 (89) Venetoclax, n (%) 1 (33) 3 (100) 3 (100) 7 (78) Hypo-methylating Agents, n (%) 2 (67) 3 (100) 3 (100) 8 (89) FLT3/IDH2 targeted therapy, n (%) 1 (33) 1 (33) 1 (33) 3 (33) Bone marrow transplant, n (%) 1 (33) 0 (0) 1 (33) 2 (22) Primary refractory*, n (%) 1 (33) 2 (67) 2 (67) 5 (56) 11 preliminary RP2D Patients Received a Median of 2 Cycles of SENTI-202 Therapy Data from an open clinical database of an ongoing study as of 7 Apr 2025; cCR: composite CR includes CR, CRh, CRi • Median of 2 cycles across dose cohorts • Majority of patients discontinued SENTI-202 after achieving cCR with none discontinuing due to adverse event Exposure Dose Level 1 Dose Level 2 All Patients N = 9Schedule I N = 3 Schedule II N = 3 Schedule I N = 3 Number of SENTI-202 treatment cycles, median (range) 2 (1, 2) 2 (1, 2) 2 (1, 2) 2 (1, 2) Subjects continuing treatment as of data-cut, n (%) 0 2 (67) 0 2 (22) Subjects discontinuing treatment, n (%) 3 (100) 1 (33) 3 (100) 7 (78) Adverse Event 0 0 0 0 Achieved Optimal Response (cCR) 2 (67) 0 2 (67) 4 (44) Disease Progression/ Stable Disease 1 (33) 1 (33) 1 (33) 3 (33) 12

preliminary RP2D Preliminary Safety Data Indicate that SENTI-202 is Well Tolerated AEs: treatment emergent adverse events includes adverse events with onset after SENTI-202 dosing and within 30 days of last dose of study treatment; Grading per CTCAE v5.0 Data from an open clinical database of an ongoing study as of 7 Apr 2025 SENTI-202 was well tolerated • In general, G3-4 AEs on study were hematologic, unrelated to SENTI-202 and consistent with R/R AML patients receiving LD • No single type of SAE reported in > 1 patient • No significant difference in AE profile across dose cohorts Any Grade 3-4* AEs Regardless of Relationship Dose Level 1 Dose Level 2 All Patients N = 9Schedule I N = 3 Schedule II N = 3 Schedule I N = 3 Any Grade ≥ 3 AEs, n (%) 3 (100) 3 (100) 3 (100) ^ 9 (100) Febrile Neutropenia 1 (33) 1 (33) 2 (67) ^ 4 (44) Platelet Count Decreased 2 (67) 0 2 (67) ^ 4 (44) Anemia 1 (33) 1 (33) 0 2 (22) Abdominal Pain 1 (33) 1 (33) 0 2 (22) *No Grade 5 AEs, ^ 1 patient with G3 febrile neutropenia and G4 platelet count decreased assessed as possibly related to SENTI-202 13

SENTI-202 Related AEIs Were Low Grade and Manageable with Standard of Care AEIs: AEs of Interest; Grading per ASTCT criteria Data from an open clinical database of an ongoing study as of 7 Apr 2025 Patient # (Dose Cohort) Event Term (Grade) Onset from SENTI-202 Dose (days) Duration (days) 001-0004, (1) Chills, G1 0 1 Pyrexia, G1 0 1 008-005, (1) Pyrexia, G1 0 5 Hypotension, G1 3 1 102-007, (prelim. RP2D) Pyrexia, G1 1 1 Hypoxia, G2 1 1 • 3 pts experienced G1 pyrexia with either hypotension or hypoxia in 1 each, typically within 1 day of SENTI-202 dosing that were reported as Cytokine Release Syndrome (CRS) • Events resolved rapidly with standard of care; None were serious • Likely represent delayed infusion reactions described with NK cell therapies • No other AEIs or DLTs reported on study 14 preliminary RP2D Responses Observed Across All Dose Cohorts Data from an open clinical database of an ongoing study as of 7 Apr 2025 Best Overall Response on Study, n (%) Dose Level 1 Dose Level 2 All Patients N = 7*Schedule I N = 3 Schedule II N = 1* Schedule I N = 3 Overall Response Rate (ORR) 2 (67) 1 (100) 2 (67) 5 (71) composite CR Rate (cCR)^ 2 (67) 0 2 (67) 4 (57) Negative MRD Status in cCR Patients 2/2 (100) N/A 2/2 (100) 4/4 (100) Response Category, n(%) CR 2 (100) 0 1 (33) 3 (43) CRh 0 0 1 (33) 1 (14) MLFS 0 1 (100) 0 1 (14) SD 0 0 1 (33) 1 (14) PD 1 (33) 0 0 1 (14) *Two patients continuing into second Cycle after achieving SD with blast reduction from 31% to 13% and 5% to 3% respectively are excluded from best overall response assessment; ̂ CR + CRh + CRi AML Response • 5 of 7 patients overall achieved ORR • 2/3 and 4/7 patients achieved cCR respectively in preliminary RP2D cohort and all patients • 4/4 cCR patients were MRD- • All cCR responses are ongoing as of data-cut with median duration of response not reached 15

Rapid Bone-Marrow Blast Reduction Observed Across All Dose Cohorts Data from an open clinical database of an ongoing study as of 7 Apr 2025 Blast Reduction Noted in Majority of Patients Across All Dose Cohorts 16 * End of cycle 1 for patients 8 and 9

Early Deep Responses Noted Across Dose Levels with Durability 8+ Months I0 Ref: Primary refractory defined as failure to achieve cCR or cCR lasting <3 mo with front-line therapy; Adv. Risk: Adverse Risk genetics by ELN 2022; FA Exp: fludarabine and/or Ara-C Exposed, both indicates exposed to both agents; FA Ref: Fludarabine and/or Ara-C refractory (failure to achieve cCR or cCR lasting < 3 mo), both indicates refractory to both agents; #Patient had detectable IDH2 mutation by NGS while in morphologic remission and started on venetoclax/enasidenib; Data from an open clinical database of an ongoing study as of 7 Apr 2025 pr el im in ar y RP 2D 0 30 60 90 120 150 180 210 CR MRD-* CR MRD+# 5+ mo. CR CRh MRD+* CRh MRD-* HCT 4+ mo. CR SD No response ^Cycle1 ^^ Cycle 2 ^ ^^ ^ Days 0 30 60 90 120 150 180 210 240 270 300 330 360 SD SD PR CR MRD-** HCT 8+ mo. CR CR MRD-* HCT 7+ mo. CR PD Death MLFS MRD+* PD ^ Cycle 1 ^^ Cycle 2 ^ ^^ ^ ^^ ^ ^^ ^ ^ Days *MRD by multi-parametric flow (sensitivity ≤ 1/10-4), **MRD by NGS (sensitivity ≤ 1/10-2) Pt I0 Ref Adv. Risk FA Exp FA Ref Pt1 No Yes Yes No Pt2 No No Yes No Pt3 Yes Yes Yes Yes Pt7 Yes No Yes- both Yes- both Pt8 Yes Yes Yes Yes Pt9 Unk Yes Yes- both Unk Pt I0 Ref Adv. Risk FA Exp FA Ref Pt4 Yes Yes Yes- both Yes- both Pt5 No Yes Yes- both No Pt6 Yes Yes Yes Yes 17

CyTOF Bone Marrow Data Reveals SENTI-202 Treatment Resulted in Decreased LSCs in Responders

LSCs in bone marrow at baseline are largely non-cycling when analyzed by Ki67 and IdU



LSC (CD34⁺ CD38^low) in Bone Marrow
% CD34⁺ CD38^low LSC of AML cells
100
10
1
0.1
0.01
0
Baseline
C1D28
C2D28
*
Preliminary RP2D
Subject 1 (CR MRD-)
Subject 2 (CR MRD-)
Subject 3 (PD)
Subject 4 (CR MRD-)
Subject 5 (CRh MRD-)
Subject 6 (SD)
Subject 7 (MLFS)
Subject 8 (TBD)
Subject 9 (TBD)
* Subject 5 samples had low viability

- CyTOF measured 49 different proteins in serial bone marrow derived mononuclear cells samples from baseline and end of each Cycle
- At baseline, majority of leukemic stem cells (LSCs) were in G0 phase and not expected to be susceptible to chemotherapy
- With SENTI-202 treatment, LSCs decreased > 10-fold in all patients who achieved cCR

SENTI BIO

IdU: 5-Iodo-2'-Deoxyuridine; Data from an open clinical database of an ongoing study as of 7 Apr 2025

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Rapid Normalization of Peripheral Blood Cell Count along with Protection of BM HSPCs in Patients who Achieved cCR Data from an open clinical database of an ongoing study as of 7 Apr 2025 Peripheral Blood Cell Counts Rapid blood cell count recovery in periphery in patients who achieved cCR • Median of 21 days for neutrophil count ≥ 0.5 and 1 x109/ L, and 28/35 days to platelet count ≥ 50 and 100 x109/ L • CyTOF analyses revealed HSPCs were maintained or increased in bone marrow of patients who achieved cCR consistent with SENTI-202 Logic Gate mechanism of action HSPC (CD34+ CD38low) in Bone Marrow (BM) % C D 34 + C D 38 lo w H SP C of a ll ce lls 0 0.5 1 1.5 2 2.5 0 50 100 150 200 250 -7 0 7 14 21 28 Ab so lu te N eu tr op hi l C ou nt (x 1 09 / L ) Pl at el et C ou nt (x 1 09 / L ) Days 19 0.001 0.1 1 10 0.01 100 Baseline C1D28 C2D28 * * Patient 5 samples had low viability.

SENTI-202 Is Detected in Periphery of All Treated Patients Consistent with Allo-NK Profile Interim PK data as of 7 Apr 2025; value of 1 assigned for timepoints with non-measurable transgene, LLOQ estimated using equivalent DNA loading and is the lower limit of quantitation • PK profile consistent with allogeneic NK cell therapy • Modest peripheral expansion in first 14 days consistent with NK biology and safety of SENTI-202 • Clearance >14 days from periphery • No significant difference in exposure across patients who achieved cCR or not • No significant difference in exposure across Dose Cohorts • No significant difference in exposure between Cycle 1 and 2 Cycle 1 LLOQC op ie s/ μg D N A Time (Days) 0 100 1000 10,000 7 14 21 28 0 100 1000 7 14 21 28 LLOQ 10,000 Cycle 2 20

Dosing and Safety Conclusions- SENTI-202 Generally Well Tolerated in R/R AML Patients • SENTI-202 is a First-In-Class Off-the-Shelf Logic Gated selective CD33 OR FLT3 NOT EMCN CAR NK cell therapy • Designed to selectively kill both AML blasts and LSCs while protecting healthy HSPCs with a novel OR/NOT logic gate gene circuit • SENTI-202-101 trial enrolled heavily treated R/R AML patients with poor prognosis • SENTI-202 is well tolerated • Most frequent Grade 3+ AEs were hematologic and consistent with R/R AML patients receiving LD • MTD not reached and preliminary RP2D identified as 1.5B cells/ dose x 3 weekly doses/ 28 days 21

Efficacy Conclusions- Promising Preliminary Efficacy Noted with SENTI-202 in R/R AML Patients • Efficacy • 5/7 ORR and 4/7 cCR across all patients including 2/3 cCR in preliminary RP2D cohort • 4/4 cCR MRD- as assessed per local standard of care • All cCR patients maintaining morphologic remission with longest follow up of 8+ mo • PK • SENTI-202 detected in all treated patients, consistent with other allogeneic CAR NK cell therapy PK profiles and its well tolerated safety profile • CyTOF analyses of BM • SENTI-202 treatment decreased LSC frequencies and maintained (or increased) healthy HSPC frequencies in patients achieving cCR consistent with SENTI-202 Logic Gated gene circuit design 22

Also at AACR...

- First-In-Human, Multicenter Study of SENTI-202, a CD33/FLT3 Selective Off-the-Shelf Logic Gated CAR NK Cell Therapy in Hematologic Malignancies including AML: Correlative Data (#10977)

  Session: PO.CT01.02 - First-in-Human Phase I Clinical Trials 2

  Location: Section 48, #9

  Time: 4/29/2025 9:00:00 - 12:00:00 PM

- SENTI-202 CD33 OR FLT3 NOT EMCN Logic-Gated Gene Circuit Components Selectively Target AML while Protecting Human HSC/HPCs from Off-Tumor Toxicity in a Humanized Mouse Model (#6833)

  Session: PO.IM01.17 - Novel In Vivo, In Vitro, and In Silico Models

  Location: Section 38, #18;

  Time: 4/30/2025 9:00:00 - 12:00:00 PM

SENTI BIO

23

Acknowledgements • We deeply appreciate our Patients and their caregivers • Clinical and research staff at all participating Institutions • United States: o SCRI at TriStar Centennial, Nashville, TN o Colorado Blood Cancer Institute, Denver CO o Methodist Physician Practices, PLLC, San Antonio o The University of Texas M.D. Anderson Cancer Center, Houston, TX o UCLA Department of Medicine, Los Angeles, CA • Australia: o Peter MacCallum Cancer Center, Melbourne, Australia • California Institute of Regenerative Medicine (CIRM) for partially funding the study 24

Q&A 25